HQ0006-04-D-0002

                                                                     Page 1 of 1


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AWARD/CONTRACT
1.  THIS  CONTRACT  IS  A RATED ORDER UNDER DPAS (15 CFR 350)  |  RATING DXC9  |
                                                          PAGE  1  OF  26  PAGES
2.  CONTRACT  NO.  HQ0006-04-D-0002
3.  EFFECTIVE  DATE  01  MAR  2004
4.  REQUISITION/PURCHASE  REQUEST/PROJECT NO.
5.  ISSUED  BY
         MISSILE DEFENSE AGENCY (MDA) CODE:  HQ0006
         7100  DEFENSE  PENTAGON
         WASHINGTON  DC  20301-7100
6.  ADMINISTERED  BY
         DCMA  SAN  DIEGO CODE:  S0514A
         7675  DAGGET  STREET
         100/200
         SAN  DIEGO  CA  92111-2241
              FACILITY  CODE
7.  NAME  AND  ADDRESS  OF CONTRACTOR
         SPACEDEV,  INC.
         CODE:  1J2T1
         RICHARD  SLANSKY
         13855  STOWE  DRIVE
         POWAY  CA  92064
8.  DELIVERY  [  ] FOB ORIGIN  [X] OTHER (See  below)
9.  DISCOUNT  FOR PROMPT PAYEMENT  N/A
10. SUBMIT INVOICESG
    4 COPIES UNLESS OTHERWISE SPECIFIED TO THE ADDRESS SHOWN IN:
      ITEM:  SECTION
11. SHIP TO/MARK FOR     CODE:
     SEE  SCHEDULE
12. PAYMENT WILL BE BY     CODE:  HQ0339
         DFAS/CO - WEST ENTITLEMENT OPERATIONS
         P.O.  BOX  182381
         3990  EAST  BROAD  STREET  BLDG  21
         COLUMBUS  OH  43218-2381
13.  AUTHORITY  FOR  USING  OTHER  THAN   FULL  AND  OPEN  COMPETITION:
     [  ]  10 U.S.C. 2304(c)(    )   [  ] 41 U.S.C.
14. ACCOUNTING AND APPROPRIATION DATA253(c)(   )
15A.  ITEM  NO.
15B.  SUPPLIES/SERVICES
15C.  QUANTITY
15D.  UNIT
15E.  UNIT PRICE
15F.  AMOUNT
          SEE  SCHEDULE
15G.  TOTAL  AMOUNT  OF  CONTRACT:  $26,277,325.00
16.  TABLE  OF  CONTENTS
|(X)  |SEC. |  DESCRIPTION                                |PAGE(S)
            |  PART  I  -  THE  SCHEDULE
|  X  |  A  |  SOLICITATION/CONTRACT  FORM                |  1
|  X  |  B  |  SUPPLIES  OR  SERVICES  AND  PRICES/COSTS  |  2-5
|  X  |  C  |  DESCRIPTION/SPECS/WORK  STATEMENT          |  6-8
|  X  |  D  |  PACKAGING  AND  MARKING                    |  9
|  X  |  E  |  INSPECTION  AND  ACCEPTANCE                |  10
|  X  |  F  |  DELIVERIES  OR  PERFORMANCE                |  11
|  X  |  G  |  CONTRACT  ADMINISTRATION  DATA             |  12-14
|  X  |  H  |  SPECIAL  CONTRACT  REQUIREMENTS            |  15-21
            |PART  II  -  CONTRACT  CLAUSES
|  X  |  I  |  CONTRACT  CLAUSES                      |  22-25
            |PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  AND
             OTHER  ATTACHMENTS
|  X  |  J  |  LIST  OF  ATTACHMENTS                   |  26
            |PART  IV  -  REPRESENTATIONS  AND  INSTRUCTIONS
|     |  K  |  REPRESENTATIONS,  CERTIFICATIONS  AND  OTHER
               STATEMENTS OF OFFERORS
|     |  L  |  INSTRS.,  CONDS.,  AND  NOTICES  TO  OFFERORS
|     |  M  |  EVALUATION  FACTORS  FOR  AWARD
CONTRACTING  OFFICER  WILL  COMPLETE  ITEM  17  OR  18  AS  APPLICABLE
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copy to issuing office) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and
governed  by  the  following  documents:  (a)  this   award/contract,   (b)  the
solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
18. [ ] AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number __________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
Richard B. Slansky CFO

20A. NAME AND TITLE OF CONTRACTING  OFFICER
Karla Smith Jackson
CPCM Director Advanced Systems Contracting
TEL:
EMAIL:
19B.  NAME  OF CONTRACTOR                     19C. DATE SIGNED
     BY  /s/ Richard B. Slansky                 March 24, 2004
--------------------------------------------------------------



20B. UNITED STATES OF AMERICA 20C.                DATE  SIGNED
     BY  /s/ Karla Smith Jackson                March 31, 2004
--------------------------------------------------------------
STANDARD  FORM  26  (REV.  4-85)
                                                          PAGE  2  OF  26  PAGES
Section  B  -  Supplies  or  Services  and  Prices

   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0001                              130,626
               Micro  Sat  Distributed  Sensing  Experiment
               CPFF
               The Contractor shall conduct a micro satellite distributed sensing experiment and conduct other micro satellite studies and experiments as required in accordance with the Statement of Objectives (SOO) in Section C-1. NOTE: The unit of issue of 1
               Labor  Hour equates to 1 Direct Productive Labor Hour (DPLH). See
               Special  Contract  Requirement  H-1.

                                               ESTIMATED COST     $23,873,988.00
                                                     FIXED FEE     $2,013,867.00
                                                                  --------------
                                         TOTAL EST COST + FEE     $25,887,855.00
                                                                  --------------
               Funded Amount                                               $0.00

FOB:  Destination

                                                                HQ0006-04-D-0002

                                                                   Page 21 of 25


   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0002
               Other  Direct  Costs  -  Travel
               COST
               Travel  to  support  MDA/AS  in  accordance with the SOO (Section
               C-1).

                                                  ESTIMATED COST     $389,470.00
               Funded Amount                                               $0.00

FOB:  Destination



   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0003
               Data  and  Reports

               Provide data and reports for CLIN 0001 in accordance with the SOO (Section C-1). THIS LINE ITEM IS NOT SEPARATELY PRICED (NSP) FROM LINE ITEM 0001.

                                                                  ESTIMATED COST
               Funded Amount                                               $0.00

FOB:  Destination

                                                          PAGE  3  OF  26  PAGES


   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0101                              71,000
   OPTION      Laser  Communications  Experiment
               CPFF
               The  Contractor  shall conduct a laser communications experiment, and  conduct  other  micro  satellite  studies and experiments as required  in accordance with the Statement of Objectives (SOO) in
               Section C-1. NOTE: The unit of issue of 1 Labor Hour equates to 1
               Direct  Productive  Labor  Hour  (DPLH).   See  Special  Contract
               Requirement  H-1.
                                               ESTIMATED COST     $15,448,082.00
                                                     FIXED FEE     $1,309,373.00
                                                                  --------------
                                         TOTAL EST COST + FEE     $16,757,455.00
                                                                  --------------
               Funded Amount                                               $0.00

FOB:  Destination


   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0102
   OPTION      Other  Direct  Costs  -  Travel
               COST
               Travel  to  support  MDA/AS  in  accordance with the SOO (Section
               C-1).
                                                  ESTIMATED COST     $327,491.00
               Funded Amount                                               $0.00

FOB:  Destination



   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0103
   OPTION      Data  and  Reports

               Provide data and reports for CLIN 0101 in accordance with the SOO (Section C-1). THIS LINE ITEM IS NOT SEPARATELY PRICED (NSP) FROM LINE ITEM 0001.
                                                                  ESTIMATED COST
               Funded Amount                                               $0.00

FOB:  Destination


                                                          PAGE  4  OF  26  PAGES
------

SECTION  B
----------
B-2     ESTIMATED  COST  AND  FEE
        -------------------------

     The total estimated cost and fixed fee of this contract, including all options that may be exercised, is:

          Estimated  Cost                                            $40,039,031
          Fixed  Fee                                                $  3,323,240
                                                                    ------------
          Estimated  Total  Cost  Plus  Fixed  Fee                   $43,362,271

     For task orders under CLIN 0001and CLIN 0101 the fixed fee shall be determined by applying 8.3% percent against the negotiated estimated cost for each task order exclusive of Travel.

B-3     CONTRACT  TYPE
        --------------

     This is a Cost-Plus-Fixed-Fee Indefinite Delivery/Indefinite Quantity, Completion and Level-of-Effort Task Order contract with a five-year base period with an option for the laser communications experiment as specified in Section/Paragraph F-1 which may be issued concurrently. The minimum amount ordered under this contract will be 7,663 DPLH.

B-4     PAYMENT  OF  FIXED  FEE  (ORDERING)
        -----------------------------------

     a. The fee paid for CLIN 0001 will be the total of all fees earned on the negotiated task orders performed under CLIN 0001. The fee for each CLIN 0001 task order will be calculated using the fixed fee rates in clause B-2.

     b. Both Level of Effort (LOE) and Completion orders may be issued against CLIN 0001, and if exercised CLIN 0101.

     c. For completion task orders the Government will make fee payment in accordance with Paragraph B-4e, Completion/Ordering, of this contract. For LOE task orders, the Government will make fee payment in accordance with Paragraph B-4f, LOE/Ordering, of this contract.

     d. Direct productive labor hours (DPLH's) will be included in each task order. The purpose of including labor hours in the completion task orders is solely for application to the maximum DPLH for the contract. THE LABOR HOURS ARE NOT INCLUDED FOR THE PURPOSE OF FEE PAYMENT OR TO ESTABLISH A CEILING IN THE COMPLETION TASK ORDERS.

     e. Completion/Ordering: The Government will make payments to the Contractor when requested as work progresses in accordance with FAR 52.216-7. Each invoice shall contain a statement by the Contractor as to the cumulative percentage of work performed and the cumulative percentage of fee invoiced. Fee shall be payable, subject to other provisions of FAR 52.216-8, "Fixed Fee," in amounts commensurate with the percentage of work performed.

          (1) For tasks issued by MDA, the contractor shall submit fee invoices to the MDA Contracting Officer's Representative (COR) for verification of completion or delivery and acceptance of the deliverable. Upon approval by the MDA COR it will be sent to DFAS.

          (2) For tasks issued by agencies external to MDA, the contractor shall submit fee invoices to the Task Manager identified in the task for verification of completion or delivery and acceptance of the deliverable. Upon approval by the agency's Task Manager it will be sent to DFAS.

     In no case shall the cumulative amount of the fee invoiced, when expressed as a percentage of the total fixed fee for the applicable task order, exceed the cumulative percentage of work performed for that task order at the end of the task order period of performance.

     f. LOE/Ordering: For those task orders designated "LOE," the Contractor shall invoice the fee separately.

                                                          PAGE  5  OF  26  PAGES

          (1) For tasks issued by MDA, the contractor shall submit such invoices to the MDA COR for verification of the percentage of DPLHs performed for the billing period. Upon approval by the MDA COR, the invoice will be sent to DFAS.

          (2) For tasks issued by agencies external to MDA, the contractor shall submit such invoices to the agency's Task Manager for verification of the percentage of DPLHs performed for the billing period. Upon approval by the agency's Task manager, the invoice will be sent to DFAS.

     Each invoice for fee shall contain a statement by the Contractor as to the cumulative percentage of DPLHs performed and the cumulative percentage of fee invoiced. Fee shall be payable, subject to other provisions of FAR 52.216-8, "Fixed Fee," in amounts commensurate with the percentage of work performed. In no case shall the cumulative amount of the fee invoiced, when expressed as a percentage of the total Fixed Fee for the applicable task order, exceed the cumulative percentage of DPLHs performed for that task order (as verified by the MDA COR or other agency's Task Manager) at the end of the billing period. Upon approval by the MDA COR or other agency's Task Manager, the invoice will be sent to DFAS. As outlined in Special Contract Requirement H-02, Level of Effort, the fixed fee shall be automatically adjusted and shall be reduced in proportion to the ratio of the DPLHs actually delivered to the maximum DPLHs. Also as outlined in Special Contract Requirement H-02, the fixed fee shall be adjusted in the event DPLHs delivered by labor category exceed the specified variance.

B-5     COMPUTATION  OF  DIRECT  PRODUCTIVE  LABOR  HOURS  (DPLH)
        ---------------------------------------------------------

     a. The minimum number of DPLH that may be ordered under each CLIN (0001, and if exercised CLIN 0101) is 7,663. The maximum number of DPLH that may be ordered under this contract is 201,626 DPLH.

     b. The actual number of DPLH within the maximum ordered under the contract is computed as follows:

          1. For level of effort task orders, the number of DPLH ordered is defined as the number of DPLH ordered in the individual task orders.

          2. For completion task orders, the number of DPLH ordered is defined as the number of DPLH negotiated in determining the estimated costs of the individual task orders.

     c. The total DPLH ordered for all tasks, both level of effort and completion, shall not exceed the maximum number of DPLH that may be ordered under the total contract.

     Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                          PAGE  6  OF  26  PAGES

Section  C  -  Descriptions  and  Specifications

CLAUSES  INCORPORATED  BY  FULL  TEXT


C-01     SCOPE  OF  WORK  (JAN  2001)

     The Contractor shall perform the work specified in the SOO and other Attachments in Section J of this contract, and shall provide any material, equipment, and facilities incidental to performance of this requirement.

                             STATEMENT OF OBJECTIVES
                                 BASIC CONTRACT
                                HQ0006-04-D-0002

                         DISTRIBUTIVE SENSING EXPERIMENT

                                 14 JANUARY 2004

1.0     BACKGROUND
        ----------

This is a task order contract to conduct a micro satellite Distributed Sensing Experiment and, possibly as an option, a laser communications experiment, and to conduct other micro satellite studies and experiments as required. The experiments and studies shall require SpaceDev, Inc. to procure hardware and software pursuant to design, build, test, integrate with launch vehicles, and operate micro satellites for the purpose of supporting the Ballistic Missile Defense System (BMDS).

2.0     SCOPE
        -----

2.1 SpaceDev, Inc. shall be the prime contractor providing all labor, material, and administrative activities necessary to perform the Distributive Sensing Experiment. This experiment will be conducted in phases with separate task orders for each phase. The phases are Experiment Analysis; Design and Development; Fabrication, Integration and Test; and Launch, Operations, and Maintenance.
2.2 The Government may request additional studies and experiments to integrate micro satellites into the BMDS. Specifically, based on the results of the first two phases of the Distributed Sensing Experiment, the Government may opt to purchase up to three additional satellite buses for integration of a to-be-defined laser communications experiment. Task orders for the Laser Communications Experiment will be for the same phases as the Distributed Sensing Experiment.

3.0     PERIOD  OF  PERFORMANCE
        -----------------------

The  period  of  performance  is  60  months  from  date  of  contract  award.

4.0     REQUIREMENTS
        ------------

4.1 SpaceDev, Inc. and its subcontractors shall provide all labor, material, and administrative activities necessary to perform the Distributive Sensing Experiment. The experiment and studies shall require SpaceDev, Inc. to procure hardware and software pursuant to design, build, test, integrate with launch vehicles, and operate micro satellites for the purpose of supporting the Ballistic Missile Defense System (BMDS).
4.1.1 The micro satellite distributed sensing experiment shall consist of a cluster of three micro satellites, mission control center and ground stations for the purpose of detecting and tracking ballistic missiles in their boost and midcourse phases.
4.1.2     [******]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                          PAGE  7  OF  26  PAGES

4.1.3     [******]
4.1.4     [******]
4.1.5     [******]
4.1.6     [******]
4.1.7 Technical reviews shall be conducted at the end of each phase and will serve as Government decision points for the next phase. All technical reviews will be joint with all payload and other MDA-contracted subsystem and analysis contractors participating.
4.2 If the Government exercises the option, SpaceDev, Inc. and its subcontractors shall provide all labor, material, and administrative activities necessary to perform the Laser Communications Experiment. [******] The Laser Communications Experiment shall have the same requirements as the Distributed Sensing Experiment except [******].

5.0     DELIVERABLES
        ------------

For each experiment phase, SpaceDev, Inc. shall provide a monthly Funds and Labor Hours expenditure Report and a Monthly Status Report. SpaceDev, Inc. shall also provide all relevant documentation and a briefing for each technical review. Task orders for each experiment phase will include a detailed description of the deliverables.

6.0     GOVERNMENT  FURNISHED  EQUIPMENT  (GFE)
        ---------------------------------------

[******] The Government does not plan any additional GFE for this contract. The Government reserves the right to provide additional GFE or services, which will be specified in each task order.



C-02     TECHNICAL  REPORTS  AND  OTHER  DELIVERABLES  (JAN  2001)

     a. The Contractor shall submit all reports and other deliverables in accordance with the delivery schedule set forth in Section F, and as delineated in each order.

     b. Reports delivered by the Contractor in the performance of the contract shall be considered Technical Data, as defined in DFARS 252.227-7013, "Rights in Technical Data -- Noncommercial Items."

     c. Bulky reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail. In this situation, one copy shall be mailed first-class and the remaining copies forwarded by less than first-class.

     d. The following information shall be provided with all reports. However, if the report incorporates a MDA logo or letterhead, this information will be provided on a severable cover sheet and not on the same sheet of paper as the MDA logo or letterhead.

     CONTRACT  NUMBER                               NAME  OF  CONTRACTOR

     CONTRACT  EXPIRATION  DATE                     CONTRACTOR'S  PROJECT
     AND  TOTAL  DOLLAR  VALUE                      DIRECTOR  AND  PHONE  NUMBER

                                                          PAGE  8  OF  26  PAGES

     SHORT  TITLE  OF  CONTRACT  WORK               GOVERNMENT  SPONSOR

     e. All reports generated under this contract will contain the following disclaimer statement on the cover page:

The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation.

     f. Except as provided by the deliverables identified in each order, and the Contract Security Classification Specification, DD Form 254, the distribution of any contract report in any stage of development or completion is prohibited without the approval of the Contracting Officer.


C-03  TASKING  PRECEDENCE
-------------------------
C-03     TASKING  PRECEDENCE

     The Government reserves the right to establish task precedence concerning contract SOO tasking. This may be necessary during performance any time there is a conflict between parties over technical methodology, critical path, or engineering strategy needed to accomplish the goal of the BMD program affected by, or under, this contract. Prioritization of conflicting tasking by the Contracting Officer, or his delegate (the COR), does not constitute a change to the contract under the Changes Clause (FAR 52.243), or exempt the Contractor from the requirements of the Limitation of Funds or Limitation of Cost clauses, if applicable.

                                                          PAGE  9  OF  26  PAGES

Section  D  -  Packaging  and  Marking

CLAUSES  INCORPORATED  BY  REFERENCE


252.211-7003     Item  Identification  and  Valuation     JAN  2004


CLAUSES  INCORPORATED  BY  FULL  TEXT


D-01     PACKAGING  AND  MARKING  OF  TECHNICAL  DATA  (JAN  2001)

     Technical data items shall be preserved, packaged, packed, and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination. Classified reports, data and documentation shall be prepared for shipment in accordance with the National Security Program Operation Manual (NISPOM), DoD 5220.22-M.

                                                          PAGE 10  OF  26  PAGES

Section  E  -  Inspection  and  Acceptance

CLAUSES  INCORPORATED  BY  REFERENCE





    52.246-8    Inspection Of Research And Development Cost Reimbursement  MAY 2001
252.246-7000    Material Inspection And Receiving Report. . . . . . . . .  MAR 2003
252.246-7001    Warranty Of Data. . . . . . . . . . . . . . . . . . . . .  DEC 1991


                                                          PAGE 11  OF  26  PAGES

Section  F  -  Deliveries  or  Performance

CLAUSES  INCORPORATED  BY  REFERENCE



52.242-15 Alt I    Stop-Work Order (Aug 1989) -  Alternate I    APR 1984
      52.247-34    F.O.B. Destination                           NOV 1991
252.247-7023       Transportation of Supplies by Sea            MAY 2002


DELIVERY  SCHEDULE/PERIOD  OF  PE
---------------------------------
F-1     DELIVERY  SCHEDULE/PERIOD  OF  PERFORMANCE  (JAN  2003)
        -------------------------------------------------------

     a. The Contractor shall accomplish the work required by CLIN 0001 for the SOO (Section C-1) for a period of five (5) years after the effective date of the contract.

     b. In the event the Government exercises Option 1, in accordance with Special Provision H-13 "Exercise of Options," the Contractor shall accomplish the work required by CLIN 0101for the SOO during the five (5) year period commencing from the effective date of the contract.

                                                          PAGE 12  OF  26  PAGES

Section  G  -  Contract  Administration  Data


CLAUSES  INCORPORATED  BY  FULL  TEXT


G-01     CONTRACT  ADMINISTRATION  (JAN  2001)

     Administration of this contract will be performed by the cognizant office indicated on the cover page of the award document. No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.


G-02     IDENTIFICATION  OF  CORRESPONDENCE  (JAN  2001)

     All correspondence and data submitted by the Contractor under this contract shall reference the contract number.


G-03     TAXPAYER  IDENTIFICATION  NUMBER  (TIN)  (JAN  2001)

     The Contractor's taxpayer identification number is 84-1374613. This number shall appear in the space identifying the Contractor in the appropriate blocks of contract forms and billing submittals.



G-04     PATENT  INFORMATION  (JAN  2001)

     Patent information, in accordance with FAR 52.227-11, "Patent Rights -- Retention by the Contractor (Short Form)," or FAR 52.227-12, "Patent Rights --
Retention by the Contractor (Long Form)," shall be forwarded through the Procuring Contracting Officer to:

          Office  of  the  Secretary  of  Defense
          Missile  Defense  Agency
          7100  Defense  Pentagon,  MDA/DGC
          Washington,  DC  20301-7100


G-05     SUBMISSION  OF  VOUCHERS  (JAN  2001)

     a. The Contractor's vouchers for costs incurred shall be submitted in quadruplicate to the cognizant DCAA office for review and provisional approval.

     b. Final payment shall be made in accordance with FAR 52.216-7, "Allowable Cost and Payment." The Contractor shall establish compliance with all terms of the contract by submitting a signed copy of the Material Inspection and Receiving Report (DD Form 250) or Letter of Transmittal, as applicable.

REMITTANCE  ADDRESS
-------------------
G-06     REMITTANCE  ADDRESS  (JAN  2003)
         --------------------------------

     Payment of invoices furnished by the Contractor shall be sent to the following address:

                                                          PAGE 13  OF  26  PAGES

          North  Fork  Bank
          320  Park  Avenue
          New  York,  NY  10022
          Assigned  for  SpaceDev,  Inc.
          13855  Stowe  Drive
          Poway,  CA  92064

     The following information is provided pursuant to FAR 52.232-33, "Payment by Electronic Funds Transfer - Central Contractor Registration," Contract
Section  I  (if  applicable):

          North  Fork  Bank
          320  Park  Avenue
          New  York,  NY  10022
          Assigned  for  SpaceDev,  Inc.
          13855  Stowe  Drive
          Poway,  CA  92064
          Acct.  #  2704048921
          Routing  #  021407912

CLAUSES  INCORPORATED  BY  FULL  TEXT


G-07     ALLOTMENT  OF  FUNDS  (JAN  2001)

     Pursuant to FAR 52.232-22, "Limitation of Funds," the total amount of funds presently available for payment and allotted to this contract (which covers all items, including fee payable), and the estimated period of performance said funds cover, are detailed in each Task Order.



G-08     PAYMENT  INSTRUCTIONS  FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS
(JAN  2001)

     This task order/contract may be funded by multiple accounting classifications. The Contractor shall segregate costs and submit vouchers as required by G-5, Submission vouchers. As required by DFAR 204.7104, informational subline items are used to identify each accounting classification assigned to an end item. DFAS shall make payments from those ACRNs assigned to each CLIN as described in the schedule for each task order.


PAYMENT  OF  FIXED  FEE  (ORDERING
----------------------------------
G-09     PAYMENT  OF  FIXED  FEE  (ORDERING  -  LEVEL  OF  EFFORT)  (JAN  2003)
         ----------------------------------------------------------------------

     The Government will make payments to the Contractor when requested as work progresses in accordance with Federal Acquisition Regulation (FAR) 52.216-7. The Contractor shall invoice the fee separately and submit such invoices to the MDA Contracting Officer's Representative (COR) for verification of the percentage of DPLHs performed for the billing period. Each invoice for fee shall contain a statement by the Contractor as to the cumulative percentage of DPLHs performed and the cumulative percentage of fee invoiced. Each invoice for fee shall contain a statement by the Contractor as to the cumulative percentage of work performed and the cumulative percentage of fee invoiced. Fee shall be payable, subject to other provisions of FAR 52.216-8, "Fixed Fee," in amounts commensurate with the percentage of work performed. In no case shall the cumulative amount of the fee invoiced, when expressed as a percentage of the total fixed fee for the applicable CLIN, exceed the cumulative percentage of DPLHs performed for that CLIN (as verified by the MDA COR) at the end of the billing period.

                                                          PAGE 14  OF  26  PAGES

CONTRACTING  ACTIVITY  REP.
---------------------------
G-10     CONTRACTING  ACTVITIY  REPRESENTATIVE
         -------------------------------------

     Contracting  matters  POC:

          Name:  Ms.  Diana  L.  Eichfeld
          Organizational  Code:  MDA/CTV
          Telephone  Number:  (703)  882-6587
          E-Mail:  diana.eichfeld@mda.osd.mil
                   --------------------------

G-11     CONTRACTING  OFFICER'S  REPRESENTATIVE  (COR)
         ---------------------------------------------

     Contracting  Officer's  Representative  (COR):

          Name:  CDR  Doug  Small
          Organizational  Code:  MDA/AS
          Telephone  Number:  (703)  882-6179
          E-Mail:  douglas.small@mda.osd.mil
                   -------------------------




                                                          PAGE 15  OF  26  PAGES

Section  H  -  Special  Contract  Requirements

H-2  TASK  ORDERS
-----------------
H-01     TASK  ORDERS  (MAR  2003)

     a. GENERAL The task order procedures in this clause shall apply to CLIN 0001, and if exercised CLIN 0101. The Government may order up to the maximum DPLHs specified in the Schedule. For purposes of this contract, the term "Task Order" is synonymous and interchangeable with the word "order" as used in section I clauses FAR 52.216-18, 52.216-19, and 52.216-22. All Task Orders are subject to the terms and conditions of this contract; in the event of a conflict between a Task Order and this contract, the contract shall prevail.

     b. ORDERING. Task Orders will be issued in written form by the Contracting Officer. Normally, prior to issuing a Task Order, the Contracting Officer will request, and the Contractor shall provide, a Task Plan for accomplishing the work.

          (1) DRAFT TASK ORDER The contracting Officer will issue a draft Task Order to the Contractor with a request to the Contractor to submit a plan for accomplishing the task. The draft Task Order will include the following information:

               (a)  contract  number,  CLIN,  and  SOO  reference;

               (b)  description  of  the  task  to  be  performed;

               (c)  a  period  of  performance  for  the  task;

               (d)  description  of  the  deliverables  (as  appropriate);

               (e)  specify  either  LOE  or  completion  and  number  of  DPLH.

               NOTE: ISSUANCE OF A DRAFT TASK ORDER DOES NOT AUTHORIZE PERFORMANCE OF THE TASK.

          (2)  TASK  PLAN. The Contractor shall submit a Task Plan within thirty
     (30) calendar days after receipt of a draft Task Order. The Task Plan shall include:

               (a) a brief description of the method and approach to accomplish the Task Order;

               (b) estimated level of effort, in DPLHs by labor category, required to perform the task in the period of performance specified by the Task Order. (DPLHs to be delivered by the Contractor shall include all reimbursable labor hours worked regardless of source, prime or authorized subcontractor);

                                                          PAGE 16  OF  26  PAGES

               (c) the Contractor's cost estimate, including all travel and other direct costs, with supporting rationale to perform the Task Order.

               (d) upon completion of negotiations, a certificate of Current Cost and Pricing Data, as required by FAR 15.403-4, shall be submitted to the Contracting Officer.

          (3) TASK ORDER ISSUANCE Within thirty (30) calendar days after receipt of the Task Plan, the Contracting Officer will provide either an executed Task Order, or advise the Contractor of changes required to the Task Plan. Once the Contractor and Contracting Officer have agreed on the contents of the Task Plan, the Contracting Officer will issue the Task Order, which include the following:

               (a)  Contracting  Officer  signature  and  date  of  order;

               (b)  contract  number,  CLIN,  order  number,  and SOW reference;

               (c)  description  of  the  Task  to  be  performed;

               (d) for LOE tasks, the maximum number of labor hours by labor category and total cost-plus-fixed-fee ceiling to be expended on the task; for completion tasks, estimated labor hours and cost-plus-fixed-fee;

               (e)  the  period  of  performance  for  the  task;

               (f)  deliverables  including  applicable  CDRLs.

          (4) ALTERNATE PROCEDURE When time will not permit the preparation of a Task Plan before commencement of work, the Contracting Officer may issue a Task Order specifying a maximum DPLH and estimated cost not to be exceeded pending agreement on the Task Plan.

               (a) The Contractor shall begin performance promptly and submit a Task Plan within ten (10) calendar days after receipt of the Task Order.

               (b) Within ten (10) calendar days after receipt of the Task Plan, the Contracting Officer will provide either a written Notice of Approval, issue an amendment to the Task Order, or advise the Contractor of changes required to the Task Plan.

               (c) Until such time as a Task Plan is approved, the Contractor shall limit the expenditure of DPLHs and costs at a rate such that the Task Order maximum DPLHs and ceiling price will not be exceeded prior to the completion of the task.

     c. TASK ORDER AMENDMENTS. Task Orders normally will be amended using the standard procedures for issuing Task Orders. In emergency circumstances, Task Orders may be amended orally by the Contracting Officer; oral amendments will be confirmed by issuance of a written Task Order modification within five working days from the time of the oral communication amending the order.

     d. PERFORMANCE. Subject to the contract terms and conditions, and unless otherwise directed by the Contracting Officer, the Contractor shall initiate performance on new task orders promptly upon receipt of a signed Task Order. Performance of work on new task orders prior to execution of an approved Task Order is not authorized and is at the Contractor's own risk.

     e.     COST AND LABOR HOUR LIMITATION

               (1) The Contractor shall incur costs under this contract only in the performance of Task Orders and amendments to orders issued by the Contracting Officer. No other costs are authorized without the express written consent of the Contracting Officer. THE CONTRACTOR WILL NOT BE PAID FOR EXPENDITURES ABOVE THE MAXIMUM DPLHS FOR LOE TASKS OR THE COST-PLUS-FIXED-FEE CEILING OF ANY INDIVIDUAL TASK ORDER (LOE OR COMPLETION).

               (2) To allow the Contractor the flexibility to utilize the optimum labor mix in performing each LOE Task Order, the Contractor may, without notice to the Government, increase or decrease the approved number of hours by no more than 10% for any labor category unless otherwise stated in the Task Order. These adjustments are allowable only to the extent that the maximum DPLHs (LOE) and ceiling price for the Task Order are not exceeded.

     f. REPORTING The labor hours and dollars approved by the Government in the Task Order shall become the baseline to which the Contractor will report expenditures of dollars and actual labor hours in the "Funds & Labor Hour Expenditure Report" in accordance with the SOO.

                                                          PAGE 17  OF  26  PAGES

LOE  AND  COMPLETION  ORDERS  -FEE
----------------------------------
H-02     LEVEL  OF  EFFORT  (LOE)  AND  COMPLETION  ORDERS  -  FEE DETERMINATION
         -----------------------------------------------------------------------
        (MAR  2003)
        -----------

     a. In the performance of LOE-type Task Orders issued pursuant to Special Provision H-2, TASK ORDERS, the Contractor shall provide DPLHs. DPLHs are defined as actual employee, and/or authorized subcontractor, labor hours exclusive of vacation, holiday, sick leave, and other absences. Direct labor costs are calculated consistent with the Contractor's standard accounting practices.

     b. For LOE-type Task Orders it is understood and agreed that the rate of labor hours per month may fluctuate in pursuit of the technical objective, provided that such fluctuation does not result in the utilization of the total labor hours of effort prior to the expiration of the term thereof or present a materially different labor mix than specified by the Task Order. It is understood and agreed that the contractor may without notice to the Government, increase or decrease the approved number of labor hours for each labor category by no more than 10% to the extent that the ceiling price and maximum DPLH for the Task Order are not exceeded. If for any labor category the DPLH delivered are greater than 110% of the DPLH specified for that labor category in the Task Order, then the DPLH in excess of 110% for that labor category are non-fee bearing. The contracting officer shall reduce the fixed fee of the Task Order by an amount equal to the fee per hour for each non-fee bearing hour.

     c. For LOE Task Orders, the fixed fee shall be paid based on delivery of DPLHs. If, at the end of each task order period of performance, the contractor has delivered less than the ordered quantity of DPLHs, the fixed fee shall be automatically adjusted and shall be reduced in proportion to the ratio of the DPLHs actually delivered to the maximum T.O. DPLHs:

          (DPLHs Delivered / Maximum TO DPLHs) X TO Fixed Fee = Adjusted TO Fixed Fee

     It is understood by the parties that the Contractor may use subcontractor hours to the extent authorized by the Contracting Officer, to satisfy its obligation of providing the Task Order and contract specified DPLHs. The subcontractors contemplated would be those additional subcontractors and or current subcontractor providing new or additional work scope, initially contemplated to be performed by the Contractor, as identified in the negotiated Task Order. Further, such subcontractor effort shall be counted as delivered LOE by the Contractor, to the extent such subcontractor effort is comparable to the LOE contemplated to have been provided by the Contractor in the negotiated Task Order.

     d. For completion task orders, the fixed fee shall be prorated based on the percentage of work completed. If, at the end of each task order period of performance the contractor has not completed the task, the fee may be reduced to reconcile the fee entitlement. No additional fee shall be paid on any cost overrun.

     e. Nothing in this provision shall be construed to constitute authorization for the work not in accordance with the LIMITATION OF FUNDS provision of the contract. In addition, nothing in this provision shall be construed to diminish the rights of the parties pursuant to the "LIMITATION OF FUNDS" provision of this contract. Nothing in this provision shall be construed to authorize the Contractor to start work under any task order issued under this contract.



------
SEGREGATION  OF  COSTS
----------------------
H-03     SEGREGATION  OF  COSTS  (JAN  2003)

     The Contractor agrees to segregate and bill costs/hours incurred under this contract by Task Order. Vouchers shall contain actual hours and cost by cost element (cost elements shall be at the lowest level of identification/discrimination consistent with the Contractor's cost accounting system) expended by Task Order and overall cumulative summaries of all work vouchered to date.

                                                          PAGE 18  OF  26  PAGES

CLAUSES  INCORPORATED  BY  FULL  TEXT


H-04     TRAVEL  AND  TRAVEL  COSTS  (JAN  2001)

     All travel must be approved in advance in writing by the Contracting Officer Representative (COR) using MDA Form 110 (MAR 2001).

     Any travel or associated travel costs appearing to be unreasonable, or reflective of an unfavorable trend, i.e. extended commuting for a duration of more than one month, may be challenged by the Contracting Officer. Accordingly, the Contractor may be required to submit additional information or cost-effectiveness analysis in accordance with contract clauses 52.242-1, Notice of Intent to Disallow Cost and FAR 52.216-7, Allowable Cost and Payment.



H-05     INSURANCE  (JAN  2003)

     The Contractor shall maintain the types of insurance and coverage listed below:

  TYPES OF INSURANCE                                         MINIMUM AMOUNT

  Workmen's Compensation and all occupational disease        As required by State law


  Employer's Liability including all occupational disease. $100,000 per accident when not covered by Workmen's Compensation above

  General Liability (Comprehensive) Bodily Injury per       $500,000
  occurrence

  Automobile Liability (Comprehensive)
  Bodily Injury per person                                  $200,000
  Bodily Injury per accident                                $500,000
  Property Damage per accident                              $ 20,000



H-06     PUBLIC  RELEASE  OF  INFORMATION  (JAN  2003)

     a. The policies and procedures outlined herein apply to information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all information shall be cleared as shown in the "National Industrial Security Program Operations Manual" (DoD 5220.22-M).

     b. All public information materials prepared by the Contractor shall be submitted to the MDA (see paragraph e. below) for clearance prior to release. These materials include but are not limited to, technical papers, and responses to news queries which relate to a Contractor's work under this contract.

     c. However, once information has been cleared for public release, it does not have to be cleared again for later use. The information shall be used in its originally cleared context.

     d. The MDA Director for External Affairs is responsible for processing Contractor-originated material for public release.

                                                          PAGE 19  OF  26  PAGES

     e.  All  material  to  be  cleared  shall  be  sent  to:

               Office  of  the  Secretary  of  Defense
               Missile  Defense  Agency
               7100  Defense  Pentagon,  ATTN:  MDA/DC
               Washington,  DC  20301-7100

     Subcontractor proposed public releases shall be submitted for approval through the prime Contractor.

     f. The Contractor shall submit the material proposed for public release to the above addressee by a letter of transmittal which states: (1) to whom the material is to be released; (2) the desired date for public release; (3) that the material has been reviewed and approved by officials of the Contractor, or the subcontractor, for public release; (4) the contract number and the applicable COTR.

     g. Two (2) copies of each item, including written material, photographs, drawings, "dummy layouts" and the like shall be submitted at least six (6) weeks in advance of the proposed release date.

     h.  The items submitted must be complete.  Photographs shall have captions.

     i. Abbreviated materials or abstracts may be submitted if the intent is to determine the feasibility of going further in preparing a complete paper for clearance. However, final approval for release or disclosure of the material cannot be given on the basis of abstracts.

     j.  Outlines  or  rough  drafts  will  not  be  cleared.

     k. Materials submitted to MDA for release purposes shall be void of all Contractor logos or other attributions to the Contractor.



H-07     ENABLING  CLAUSE  FOR  BMD  INTERFACE  SUPPORT  (JAN  2003)

     a. It is anticipated that, during the performance of this contract, the Contractor will be required to support Technical Interface/Integration Meetings
(TIMS) with other BMD Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses will be negotiated as needed to protect the rights of the Contractor and the Government.

     b. Interface support deals with activities associated with the integration of the requirements of this contract into Ballistic Missile Defense System plans and the support of the key MDA program reviews.

     c. The Contractor agrees to cooperate with BMD Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.

     d. The Contractor further agrees to include a clause in each subcontract requiring compliance with the response and access provisions of paragraph c. above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.

     e. Personnel from BMD Contractors or other Government agencies or Contractors are not authorized to direct the Contractor in any manner. The Contractor agrees to accept technical direction as follows: Whenever it becomes necessary to modify the contract and redirect the effort, a change order signed by the Contracting Officer, or a supplemental agreement signed by both the Contracting Officer and the Contractor, will be issued.

                                                          PAGE 20  OF  26  PAGES

     f. This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with BMD Contractors; however, these agreements shall not restrict any of the Government's rights established pursuant to this clause or any other existing agreement or contract.



H-08     MDA  VISIT  AUTHORIZATION  PROCEDURES  (JAN  2003)

     a. The Contractor shall submit all required visit clearances in accordance with NISPOM regulations and will forward all visit requests, identifying the contract number, to:

          Office  of  the  Secretary  of  Defense
          Missile  Defense  Agency
          7100  Defense  Pentagon,  MDA/ACC
          Washington,  DC  20301-7100
          Telephone  No.:(703)697-8048  Facsimile  No.:(703)693-1526

     b. The COR is authorized to approve visit requests for the Contracting Officer.



H-09  ACQUISITION  OF  FACILITIES  (JAN  2003)

     The Contractor agrees to provide all necessary facilities (as defined under FAR 45.301 and further defined under FAR 45.101 definitions of Plant Equipment and Real Property) for the performance of this contract. The term facilities includes all general purpose office equipment and automated data/information processing equipment and software. Accordingly, the Contractor shall not purchase or lease facilities for the account of the Government without the express permission of the Contracting Officer. In no case shall the cost to the Government for leased facilities, acquired under this contract, exceed the constructive cost of ownership. Additionally, acquisition or lease of facilities, if approved by the Contracting Officer, shall be provided at cost, applicable burdens applied, exclusive of prime Contractor fee/profit of other profit centers or business units of the prime Contractor.


INCREMENTAL  FUNDING  OF  TO
----------------------------
H-10   INCREMENTAL  FUNDING  OF  TASK  ORDERS
       --------------------------------------

     Pursuant to FAR 52.232-22, "Limitation of Funds," task orders issued under this contract may be incrementally funded. When an order is incrementally funded, the following clause will be set forth in full text in the order:

     LIMITATION  OF  GOVERNMENT  LIABILITY  - INCREMENTAL FUNDING OF TASK ORDERS
     ---------------------------------------------------------------------------

     This task order is incrementally funded and the amount currently available for payment hereunder is limited to $_____________, inclusive of fee subject to the provisions of FAR 52.232-22 "Limitation of Funds." No legal liability on the part of the Government for payment in excess of $43,362,271 shall arise unless additional funds are made available and are incorporated as a modification to this task order. It is estimated that the incremental funding provided herein shall be adequate for services performed hereunder through February 2009.

INCORPORATION  OF  SECTION  K
-----------------------------
H-11     INCORPORATION  OF  SECTION  K
         -----------------------------

                                                          PAGE 21  OF  26  PAGES

     The provisions of Section K , Representations, Certifications and Other Statements of Offerors, as completed by the offeror in its proposal, are incorporated herein by reference.


EDA  CLAUSE
-----------
H-12     COMPANY  POINT  OF  CONTACT  FOR  ELECTRONIC  DOCUMENT  ACCESS  (EDA)
         ---------------------------------------------------------------------

     Due to the Department of Defense (DoD) mandate to go paperless, the offeror is hereby notified that MDA will be posting contract documents to the DoD
Electronic  Document  Access  (EDA)  website  located  on  the  internet  at:
http://eda.ogden.disa.mil/.  There  will  no  longer  be  hard  copy  paper
          ----------------
distribution  of  contract  documentation  and  payment  of  contract  invoices.
          -

     Access to the EDA website is restricted to registered users. All offerors must provide a company appointed EDA point of contact (POC). The below identified EDA POC should be for all contract actions related to this contract.

Name  of  Company  EDA  POC:  Mr.  Richard  Slansky

E-Mail  Address:  richard.slansky@spacedev.com

Telephone  Number:  (858)  375-2030

     The above POC must register on-line to become an EDA partner. Instructions on becoming an EDA partner are identified at the above website. To eliminate registration delays, please refer to the on-line Vendor/Contractor Registration Instructions at the EDA website for registration. Once at the website you can either "proceed" if you have already registered in the EDA system, or utilize "register" if you are a new user.


EXERCISE  OF  OPTIONS
---------------------
H-13     EXERCISE  OF  OPTIONS  (JAN  2003)
         ----------------------------------

     This contract is renewable in one (1) increment at the unilateral option of the Government. An option shall be exercised by issuance, within 30 days prior to the end of the current contract period, of a unilateral modification for the subsequent option requirements, as set forth in Sections B and F.


                                                          PAGE 22  OF  26  PAGES

Section  I  -  Contract  Clauses

CLAUSES  INCORPORATED  BY  REFERENCE


52.202-1     Definitions                                               DEC  2001
52.203-3     Gratuities     APR  1984
52.203-5     Covenant  Against  Contingent  Fees                       APR  1984
52.203-6     Restrictions  On Subcontractor Sales To The Government    JUL  1995
52.203-7     Anti-Kickback  Procedures                                 JUL  1995
52.203-8     Cancellation,  Rescission,  and  Recovery  of  Funds for
             Illegal or Improper  Activity                             JAN  1997
52.203-10    Price  Or  Fee Adjustment For Illegal Or Improper
             Activity                                                  JAN  1997
52.203-12    Limitation  On  Payments To Influence Certain Federal
             Transactions                                              JUN  2003
52.204-2     Security  Requirements                                    AUG  1996
52.204-4     Printed  or  Copied  Double-Sided  on  Recycled  Paper     AUG 2000
52.209-6     Protecting  the  Government's  Interest  When
             Subcontracting  With Contractors  Debarred,
             Suspended,  or  Proposed  for  Debarment                  JUL  1995
52.211-15    Defense  Priority  And  Allocation  Requirements          SEP  1990
52.215-2     Audit  and  Records--Negotiation                          JUN  1999
52.215-8     Order  of  Precedence--Uniform  Contract  Format          OCT  1997
52.215-10    Price  Reduction  for  Defective Cost or Pricing Data      OCT 1997
52.215-11    Price  Reduction for Defective Cost or Pricing
             Data--Modifications                                       OCT  1997
52.215-12    Subcontractor  Cost  or  Pricing  Data                    OCT  1997
52.215-13    Subcontractor  Cost  or  Pricing  Data--Modifications      OCT 1997
52.215-15    Pension  Adjustments  and  Asset  Reversions              JAN  2004
52.215-17    Waiver  of  Facilities  Capital  Cost  of  Money          OCT  1997
52.215-18    Reversion or Adjustment of Plans for Postretirement
             Benefits (PRB) Other  than  Pensions                      OCT  1997
52.215-19    Notification  of  Ownership  Changes                      OCT  1997
52.215-21    Requirements  for  Cost  or Pricing Data or
             Information Other Than Cost  or  Pricing
             Data--Modifications                                       OCT  1997
52.216-7     Allowable  Cost  And  Payment                             DEC  2002
52.216-8     Fixed  Fee                                                MAR  1997
52.216-22    Indefinite  Quantity                                      OCT  1995
52.222-2     Payment  For  Overtime  Premiums                          JUL  1990
52.222-3     Convict  Labor                                            JUN  2003
52.222-21    Prohibition  Of  Segregated  Facilities                   FEB  1999
52.222-26    Equal  Opportunity                                        APR  2002
52.222-35    Equal  Opportunity  For Special Disabled Veterans,
             Veterans of the Vietnam  Era,  and  Other  Eligible
             Veterans                                                  DEC  2001
52.222-36    Affirmative  Action  For  Workers  With  Disabilities      JUN 1998
52.222-37    Employment  Reports  On Special Disabled Veterans,
             Veterans Of The Vietnam  Era,  and  Other  Eligible
             Veterans                                                  DEC  2001
52.223-5     Pollution  Prevention  and  Right-to-Know  Information     AUG 2003
52.223-6     Drug-Free  Workplace                                      MAY  2001
52.223-10    Waste  Reduction  Program     AUG  2000
52.223-14    Toxic  Chemical  Release  Reporting     AUG  2003
52.225-8     Duty-Free  Entry     FEB  2000
52.225-13    Restrictions  on  Certain  Foreign  Purchases             JAN  2004
52.227-1     Authorization And Consent (Jul 1995)
Alt I        -  Alternate I                                              APR1984

                                                          PAGE 23  OF  26  PAGES

52.227-2     Notice  And  Assistance Regarding Patent
             And Copyright Infringement                                AUG  1996
52.227-10    Filing  Of  Patent Applications--Classified
             Subject Matter                                            APR  1984
52.227-11    Patent  Rights--Retention  By  The Contractor
             (Short Form)                                              JUN  1997
52.228-7     Insurance--Liability  To  Third  Persons                  MAR  1996
52.230-2     Cost  Accounting  Standards                               APR  1998
52.230-6     Administration  of  Cost  Accounting  Standards           NOV  1999
52.232-9     Limitation  On  Withholding  Of  Payments                 APR  1984
52.232-17    Interest                                                  JUN  1996
52.232-18    Availability  Of  Funds                                   APR  1984
52.232-20    Limitation  Of  Cost                                      APR  1984
52.232-22    Limitation  Of  Funds                                     APR  1984
52.232-23    Assignment  Of  Claims                                    JAN  1986
52.232-25    Prompt  Payment                                           OCT  2003
52.232-33    Payment  by  Electronic  Funds  Transfer--Central
             Contractor Registration                                   OCT  2003
52.233-1     Disputes  (Jul  2002)  -  Alternate  I                    DEC  1991
Alt  I
52.233-3     Protest  After Award (Aug 1996) -  Alternate I            JUN  1985
Alt  I
52.242-13    Bankruptcy                                                JUL  1995
52.242-15    Stop-Work  Order  (Aug  1989)  -  Alternate I             APR  1984
Alt  I
52.243-2     Changes--Cost-Reimbursement (Aug 1987) -  Alternate V     APR  1984
Alt  V
52.243-7     Notification  Of  Changes                                 APR  1984
52.244-2     Subcontracts  (Aug  1998)  -  Alternate  I                AUG  1998
Alt  I
52.244-5     Competition  In  Subcontracting                           DEC  1996
52.244-6     Subcontracts  for  Commercial  Items                      APR  2003
52.245-5     Government Property (Cost-Reimbursement,
Alt  I       Time-and-Material, Or  Labor-Hour  Contracts)
             (Jun  2003)  Alternate  I                                 JUN  2003
52.245-18    Special  Test  Equipment                                  FEB  1993
52.245-19    Government  Property  Furnished  "As  Is"                 APR  1984
52.249-6     Termination  (Cost  Reimbursement)                        SEP  1996
52.249-14    Excusable  Delays                                         APR  1984
52.251-1     Government  Supply  Sources                               APR  1984
52.252-4     Alterations  in  Contract                                 APR  1984
52.252-6     Authorized  Deviations  In  Clauses                       APR  1984
52.253-1     Computer  Generated  Forms                                JAN  1991
252.201-7000 Contracting  Officer's  Representative                    DEC  1991
252.203-7001 Prohibition  On  Persons  Convicted  of  Fraud
             or  Other Defense-Contract-Related  Felonies              MAR  1999
252.203-7002 Display  Of  DOD  Hotline  Poster                         DEC  1991
252.204-7000 Disclosure  Of  Information                               DEC  1991
252.204-7003 Control  Of  Government  Personnel  Work  Product         APR  1992
252.204-7004 Required  Central  Contractor Registration
Alt  A       Alternate A                                               NOV  2003
252.204-7005 Oral  Attestation  of  Security  Responsibilities         NOV  2001
252.208-7000 Intent  To  Furnish  Precious  Metals
             As Government--Furnished Material                         DEC  1991
252.209-7000 Acquisition  From  Subcontractors Subject To
             On-Site Inspection Under  The  Intermediate
             Range  Nuclear  Forces  (INF)  Treaty                     NOV  1995
252.209-7004 Subcontracting  With  Firms That Are Owned
             or Controlled By The Government  of  a
             Terrorist  Country                                        MAR  1998
252.215-7000 Pricing  Adjustments                                      DEC  1991
252.215-7002 Cost  Estimating  System  Requirements                    OCT  1998
252.219-7011 Notification  to  Delay  Performance                      JUN  1998
252.223-7004 Drug  Free  Work  Force                                   SEP  1988

                                                          PAGE 24  OF  26  PAGES

252.223-7006 Prohibition  On  Storage  And  Disposal  Of
             Toxic And Hazardous Materials                             APR  1993
252.225-7012 Preference  For  Certain  Domestic  Commodities           FEB  2003
252.225-7016 Restriction  On Acquisition Of Ball and Roller Bearings   APR  2003
252.225-7031 Secondary  Arab  Boycott  Of  Israel                      APR  2003
252.227-7013 Rights  in  Technical  Data--Noncommercial  Items         NOV  1995
252.227-7014 Rights  in  Noncommercial  Computer  Software
             and Noncommercial Computer  Software  Documentation       JUN  1995
252.227-7017 Identification  and  Assertion  of  Use, Release,
             or Disclosure Restrictions                                JUN  1995
252.227-7019 Validation  of Asserted Restrictions--Computer
             Software                                                  JUN  1995
252.227-7022 Government  Rights  (Unlimited)                           MAR  1979
252.227-7025 Limitations  on  the  Use or Disclosure of
             Government-Furnished Information  Marked  with
             Restrictive  Legends                                      JUN  1995
252.227-7030 Technical  Data--Withholding  Of  Payment                 MAR  2000
252.227-7034 Patents--Subcontracts                                     APR  1984
252.227-7036 Declaration  of  Technical  Data  Conformity              JAN  1997
252.227-7037 Validation  of  Restrictive  Markings on
             Technical Data                                            SEP  1999
252.227-7039 Patents--Reporting  Of  Subject  Inventions               APR  1990
252.231-7000 Supplemental  Cost  Principles                            DEC  1991
252.235-7010 Acknowledgment  of  Support  and  Disclaimer              MAY  1995
252.235-7011 Final  Scientific  or  Technical  Report                  SEP  1999
252.243-7002 Requests  for  Equitable  Adjustment                      MAR  1998
252.244-7000 Subcontracts  for  Commercial  Items  and
             Commercial Components (DoD  Contracts)                    MAR  2000
252.245-7000 Government-Furnished  Mapping,  Charting,
             and Geodesy Property                                      DEC  1991
252.247-7023 Transportation  of  Supplies  by  Sea                     MAY  2002
252.247-7024 Notification  Of Transportation Of Supplies By Sea        MAR  2000
252.249-7000 Special  Termination  Costs                               DEC  1991
252.249-7002 Notification  of  Anticipated  Program
             Termination or Reduction                                  DEC  1996
252.251-7000 Ordering  From  Government  Supply  Sources               OCT  2002


CLAUSES  INCORPORATED  BY  FULL  TEXT


52.216-18      ORDERING.  (OCT  1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through sixty months.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End  of  clause)


                                                          PAGE 25  OF  26  PAGES


52.216-19      ORDER  LIMITATIONS.  (OCT  1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $1,000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)  Maximum  order.  The  Contractor  is  not  obligated  to  honor:

(1)  Any  order  for  a  single  item  in  excess  of  $43,000,000;

(2)  Any  order  for  a  combination  of  items  in  excess  of  $43,000,000; or

(3) A series of orders from the same ordering office within 180 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 30 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End  of  clause)



52.217-9     OPTION  TO  EXTEND  THE  TERM  OF  THE  CONTRACT  (MAR  2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within THIRTY (30) days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least sixty
60) days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed sixty (60) months.
                                          -------------------
(End  of  clause)



52.252-2      CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/.
                                                  ---------------------------


                                                          PAGE 26  OF  26  PAGES

Section  J  -  List  of  Documents,  Exhibits  and  Other  Attachments

Exhibit/Attachment  Table  of  Contents

DOCUMENT  TYPE     DESCRIPTION     PAGES     DATE
Attachment  1     DD254     14     29-DEC-2003